                                                                  EXHIBIT NO. 99



FOR IMMEDIATE RELEASE

CONTACT:
Nan White
Director, Communications
(603) 773-1663
Susan Ostrow
Senior Manager, Investor Relations
(603) 773-1212

TIMBERLAND ANNOUNCES RECORD THIRD QUARTER REVENUE AND EARNINGS AND THE AUTHORIZATION OF A STOCK REPURCHASE PROGRAM

STRATHAM, NH, October 15, 1998 -- The Timberland Company (NYSE: TBL) today reported results for the quarter ended September 25, 1998. For the third quarter of 1998, Timberland earned $29.1 million, or $2.47 per share diluted ($2.53 basic), compared with net income of $25.0 million, or $2.11 per share diluted ($2.20 basic), for the third quarter of 1997. Revenue for the third quarter of 1998 totaled $291.9 million, 6.2 percent higher than the $274.7 million reported for the third quarter of 1997.

For the first nine months of 1998, Timberland earned $38.4 million, or $3.24 per share diluted ($3.35 basic), compared with net income of $29.8 million, or $2.55 per share diluted ($2.65 basic), for the same period in 1997. Revenue for the first nine months of 1998 totaled $599.7 million, a 7.5 percent increase, compared with revenue of $557.6 million reported for the prior year period.

In making the announcement, Jeffrey B. Swartz, Timberland's president and chief executive officer, stated, "Timberland's performance in the third quarter marks its ninth consecutive quarter of record revenue. International sales increases drove much of our revenue growth, while an improved gross margin and lower interest expense contributed to a 16.6 percent increase in net income, compared with the third quarter of 1997. Despite a difficult U.S. retail environment, we are pleased with Timberland's 1998 progress to date, and will strive to make further progress against our ongoing objectives of profitable revenue growth and positive cash flow during the remainder of the year."

The Company also announced that its Board of Directors has authorized the repurchase of up to one million shares of the Company's Class A Common Stock, from time to time, in the discretion of management, and as market and business conditions may warrant. As of September 25, 1998, the Company had 9,159,165 shares of Class A Common Stock and 2,338,162 shares of Class B Common Stock outstanding. The Company may use repurchased shares to offset shares which may be issued under the Company's stock-based employee incentive plans.

The Timberland Company designs, engineers and markets premium-quality footwear, apparel and accessories for consumers who value the outdoors and their time in it. Timberland products offer quality workmanship and detailing and are built to withstand the elements of nature. Timberland is headquartered in Stratham, NH.



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

                CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (Dollars in thousands)


                                                    September 25,  September 26,
                                                        1998           1997
                                                    -------------  -------------
ASSETS
Current Assets
  Cash and equivalents                                 $ 19,341     $ 37,485
  Accounts receivable, net                              177,262      165,589
  Inventory                                             189,492      168,790
  Prepaid expense                                        11,571        9,603
  Deferred and refundable income taxes                   12,885       15,148
                                                       --------     --------
     Total current assets                               410,551      396,615
                                                       --------     --------

Net property, plant and equipment                        53,618       48,482

Excess of cost over fair value of net
 assets acquired, net                                    19,639       21,323

Other assets, net                                         5,587        4,270
                                                       --------     --------

    Total assets                                       $489,395     $470,690
                                                       ========     ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Current maturities of long-term debt                 $     --     $ 27,000
  Accounts payable                                       30,113       29,324
  Accrued expense                                        73,759       65,212
  Income taxes payable                                   20,814       25,961
                                                       --------     --------
    Total current liabilities                           124,686      147,497
                                                       --------     --------

Long-term debt, less current maturities                 100,000      120,000

Deferred income taxes                                     5,894        8,564

Stockholders' equity                                    258,815      194,629
                                                       --------     --------
    Total liabilities and stockholders'
       equity                                          $489,395     $470,690
                                                       ========     ========



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


                                       THE TIMBERLAND COMPANY
                       CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                            (Amounts in thousands, except per share data)


                                               For the                          For the
                                         Three Months Ended                Nine Months Ended
                                      ------------------------       --------------------------
                                      Sept 25,        Sept 26,       Sept 25,          Sept 26,
                                       1998            1997            1998              1997
                                      --------        --------       --------          --------
Revenue                              $ 291,857        $274,699       $ 599,656        $557,563

Cost of goods sold                     175,548         168,058         358,971         337,453
                                     ---------        --------       ---------        --------

  Gross profit                         116,309         106,641         240,685         220,110
                                     ---------        --------       ---------        --------

Operating expense
  Selling                               56,513          52,242         139,981         126,865
  General and administrative            14,205          13,691          37,804          37,260
  Amortization of goodwill                 422             422           1,264           1,264
                                     ---------        --------       ---------        --------
    Total operating expense             71,140          66,355         179,049         165,389
                                     ---------        --------       ---------        --------

    Operating income                    45,169          40,286          61,636          54,721
                                     ---------        --------       ---------        --------

Other expense (income)
  Interest expense                       2,490           3,438           7,061          11,568
  Other, net                              (108)          1,195          (1,838)            567
                                     ---------        --------       ---------        --------

    Total other expense                  2,382           4,633           5,223          12,135
                                     ---------        --------       ---------        --------

    Income before income taxes          42,787          35,653          56,413          42,586
                                     ---------        --------       ---------        --------

Provision for income taxes              13,692          10,696          18,052          12,776
                                     ---------        --------       ---------        --------

   Net income                        $  29,095        $ 24,957       $  38,361        $ 29,810
                                     =========        ========       =========        ========
Earnings per share
   Basic                             $    2.53        $   2.20       $    3.35        $   2.65
                                     =========        ========       =========        ========

   Diluted                           $    2.47        $   2.11       $    3.24        $   2.55
                                     =========        ========       =========        ========
Weighted average shares
 outstanding
   Basic                                11,489          11,324          11,442          11,256
                                     =========        ========       =========        ========
   Diluted                              11,761          11,807          11,832          11,703
                                     =========        ========       =========        ========




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